Exhibit 99.1

Corporate Presentation June 2023

2 Disclaimers This presentation includes forward - looking statements about, among other things, Verastem Oncology’s programs and product candid ates, including anticipated regulatory submissions, approvals, performance and potential benefits of Verastem Oncology’s product candidates, as well as Verastem Oncology’s potential income un der its asset purchase agreement with Secura Bio. Inc. and borrowings under its credit facility, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the success in the dev elo pment and potential commercialization of our product candidates, including defactinib and other compounds in combination with avutometinib (VS - 6766); the occurrence of adverse safety events and /or unexpected concerns that may arise from additional data or analysis or result in unmanageable safety profiles as compared to their levels of efficacy; or our ability to obtain, maintai n a nd enforce patent and other intellectual property protection for our product candidates. Other risks and uncertainties include those identified under the heading “Risk Factors” in the Company’s Annual Report on For m 1 0 - K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (SEC) on March 14, 2023, and in any subsequent filings with the SEC, which are available a t w ww.sec.gov and www.verastem.com. The forward - looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements. This presentation contains references to our non - GAAP operating expense, a financial measure that is not calculated in accordanc e with generally accepted accounting principles in the US (“GAAP”). This non - GAAP financial measure excludes certain amounts or expenses from the corresponding financial measures determ ined in accordance with GAAP. Management believes this non - GAAP information is useful for investors, taken in conjunction with the Company’s GAAP financial statements, because it prov ides greater transparency and period - over - period comparability with respect to the Company’s operating performance and can enhance investors’ ability to identify operating trends in the Co mpa ny’s business. Management uses these measures, among other factors, to assess and analyze operational results and trends and to make financial and operational decisions. Non - GAAP informat ion is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under GAAP, not i n i solation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. In addition, this non - GAAP financial measure is unlikely to be compa rable with non - GAAP information provided by other companies. The determination of the amounts that are excluded from non - GAAP financial measures is a matter of management judgmen t and depends upon, among other factors, the nature of the underlying expense or income amounts. Reconciliations between these non - GAAP financial measures and the most comparable GAAP financial measures are included in the footnotes to the slides in this presentation on which a non - GAAP number appears. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data ob tai ned from third party sources and Verastem Oncology’s own internal estimates and research. While Verastem Oncology believes these third party sources to be reliable as of the date of this pres ent ation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such ass ump tions.

3 We are a biopharmaceutical company committed to developing and commercializing new medicines for patients battling cancer Verastem Oncology Well Positioned to Capitalize on Growth Opportunities Avutometinib (VS - 6766; RAF/MEK clamp) and defactinib (FAK inhibitor) are clinically active against RAS pathway - driven cancers 30% of all human cancers are driven by mutations in RAS ; Avutometinib combinations potentially broadly applicable across a variety of tumor types. Clinical collaborations with Amgen & Mirati evaluating the combinations of avutometinib with sotorasib & adagrasib, respectively, in KRAS G12C NSCLC supported by strong pre - clinical rationale Multiple clinical studies in progress evaluating avutometinib combinations across RAS pathway - driven cancers Cash balance of $111.2 million as of March 31, 2023 Up to $150 million of non - dilutive funding available from credit facility Company ended Q1 2023 with $15.7 million GAAP operating expenses and $17.8 million non - GAAP operating expenses* Lead clinical program has best - in - class potential Patent Update Strong balance sheet Rapid development path to market in LGSOC FDA Breakthrough Therapy Designation; Updated data from Part A of RAMP 201 trial show a confirmed objective response rate of 45% in patients with recurrent low - grade serous ovarian cancer treated with avutometinib and defactinib; target enrollment was achieved in January 2023; timing of accelerated approval filing to be based on data maturity and finalization of confirmatory study plans * Q1 2023 GAAP operating expenses - $15.71M plus change in FV of preferred stock tranche liability of $3.43 minus Q1 2023 stock compensation of $1.31M = $17.83M Q1 2023 non - GAAP operating expenses Recently issued intermittent dosing IP for both avutometinib alone and avutometinib + defactinib extends patent coverage up to 2038 and 2040 Significant downstream market opportunity and blockbuster potential

4 Key VSTM Achievements & Anticipated Milestones LGSOC NSCLC 1H2022 RAMP 201 Selection Phase Complete; Initiated enrollment of Expansion Phase RAMP 202 Complete enrollment of Selection Phase 2H2022 Additional Indications Initiate combo study of avutometinib + cetuximab in KRAS mt CRC * RAMP 201 Selection Phase Update** RAMP 201 Complete target enrollment of Expansion Phase Translational data from FRAME LGSOC cohort presented Initiate RAMP 204 (avuto + adagrasib) G12C Initiate RAMP 203 (avuto + sotorasib) G12C Top - Line Data from RAMP 202 Selection Phase Top - Line Data from avutometinib + everolimus in KRAS mt Initiate combo study of avutometinib + pembrolizumab in BRAF mt melanoma * RAMP 203 advanced to final dose level *Investigator - sponsored research **RAMP 201 update expected to be provided once go - forward treatment regimen determined, timing of which will be driven by data m aturity - - - Indicate anticipated milestones Initiate thyroid cancer * x x x x x RAMP 202 Amended to include BRAF mt cohorts x x PanCAN Agreement Executed x RAMP 201 FDA Meeting - Avuto + defactinib selected as Go - Forward x x Initiate RAMP 205 combo avutometinib + gemcitabine/nab - paclitaxel + defactinib in metastatic pancreatic cancer RAMP 201 Second Interim Update x x x 1Q2023 x RAMP 203: Determine recommended phase 2 dose x x 2Q2023 2H2023 Launch LGSOC patient education campaign Discuss confirmatory trial study design with FDA for recurrent LGSOC program Initiate confirmatory study of avutometinib + defactinib in recurrent LGSOC Present updated results of Part A RAMP 201 (ASCO) Present updated results of IST avutometinib + everolimus in KRAS mt NSCLC RAMP 203: Report initial read - out of safety and preliminary efficacy RAMP 204: Initial read - out of safety and recommended dose RAMP 205: determine recommended phase 2 dose and complete enrollment of initial phase 2 expansion cohort Pediatric Cancer * Early safety data of avutometinib + cetuximab in KRAS mt CRC * Initial results of Gynecological basket trial * Early efficacy results of thyroid cancer * Early safety results of avutometinib + pembrolizumab in BRAF melanoma * x x x x

5 Avutometinib is a Differentiated Agent with the Potential to Serve as the Backbone for Combinations Across RAS Pathway - Driven Cancers • Unique RAF/MEK clamp mechanism of action • Novel intermittent dosing schedule; convenient oral regimen • Breakthrough Therapy Designation for combination of avutometinib and defactinib for treatment of recurrent low - grade serous ovarian cancer (LGSOC) after one or more prior lines of therapy including platinum - based chemotherapy • Potential best - in - class safety & tolerability profile relative to marketed MEK inhibitors, with potential for combinability with agents from multiple target classes • Promising signals of clinical activity in various RAS pathway - driven cancers, including in patients whose tumors previously progressed on other MEK inhibitors • Preclinical anti - proliferative activity across multiple MAPK pathway alterations (e.g. KRAS, NRAS, BRAF, NF1 mt) and multiple solid tumor indications • Strong preclinical combination data with other agents targeting RAS pathway (e.g. KRAS G12C inhibitors) and parallel pathways (e.g. FAK inhibitors) RAF - Rapidly accelerated fibrosarcoma MEK - Mitogen - activated protein kinase kinase RAS - Rat sarcoma virus MAPK - Mitogen - activated protein kinase KRAS - Kirsten rat sarcoma virus NRAS - Neuroblastoma RAS viral oncogene homolog BRAF - v - raf murine sarcoma viral oncogene homolog B1 NF1 - Neurofibromatosis type 1

6 Strong Scientific Rationale for Avutometinib and FAK Inhibitor Combination Anti - Tumor Efficacy in KRAS Mutant and Wild - Type LGSOC models KRAS mutant LGSOC PDX model RTK RAS RAF MEK ERK YAP Growth factors β α Y397 Integrin FAK Extracellular Matrix SRC RhoA Tumor Growth P AKT avutometinib defactinib Feedback Reactivation 0 10 20 30 0 100 200 300 Tumor growth Days after first dose T u m o r v o l u m e ( m m 3 + / - S E M ) vehicle FAKi avutometinib avutometinib + FAKi KRAS wild - type LGSOC PDX model P r e d o s e P o s t a v u t o m e t i n i b P o s t a v u t o m e t i n i b + d e f a c t i n i b 0 50 100 150 pFAK H - S c o r e References: Banerji, BTOG Dublin, Jan 23, 2019; Banerji, AACR VM 1, April 27, 2020, CT143; Banerji, unpublished; Santin, unpu bli shed

7 LGSOC Unmet Need & Opportunity • LGSOC is a less common type of ovarian cancer that is often diagnosed in younger women o LGSOC is a unique disease that is distinct from high - grade serous ovarian cancer (HGSOC) in its pathology, protracted clinical course and low response to chemotherapy and thus requires a more tailored therapeutic approach o An estimated 1,000 - 2,000 patients are diagnosed with LGSOC per year in the U.S., with prevalence of ~6,000 • There are currently no approved therapies specifically indicated for recurrent LGSOC o Recent clinical trials in recurrent LGSOC showed that standard - of - care chemo and endocrine therapy are relatively ineffective (6 - 13% ORR). o LGSOC has a chemo - resistant nature and optimal treatment has not yet been defined. NCCN guidelines include clinical trials and observation highlighting the lack of approved & effective therapies • LGSOC is known to be driven by the MAPK (RAS) pathway in ≥70% of patients • A phase I/II study in the UK (FRAME) evaluated the combination of avutometinib and defactinib o Results in recurrent LGSOC showed a 46% confirmed ORR with durable responses and favorable safety/tolerability • RAMP 201: A registration - directed Phase 2 trial of avutometinib and avutometinib + defactinib in recurrent LGSOC o Updated data from ASCO 2023 showed a 45% confirmed ORR in the combination arm with tumor shrinkage in 86% of evaluable patients References: Monk et al., The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, 2019; Slomovitz et al., Low - Grade serous ovarian cancer: State of the Science, 2020; Grisham et al., Low - Grade Serous Ovarian Cancer: Current Treatment Paradigms and Fut ure Directions, 2018; AACR Project GENIE Cohort v9.0 - public and Verastem unpublished analysis; Banerjee et al., Phase I study of the combination of the dua l RAF/MEK inhibitor VS - 6766 and the FAK inhibitor defactinib: Results of efficacy in low grade serous ovarian cancer, ESMO 2021; Malpica et al., Interobserver and intraobserver variability of a two - tier system for grading ovarian serous carcinoma, 2007; NCCN guidelines v1.2023; Zwimpfer et al. Cancer treatment Reviews 112 (2023). » Breakthrough Therapy Designation was granted for avutometinib and defactinib in recurrent LGSOC after one or more prior lines of therapy

8 Avutometinib Mono N=72 (incl Part A + B) Avutometinib + Defactinib N=72 (incl Part A+B) Avutometinib + Defactinib *Dosing: Avutometinib + Defactinib combo: Avutometinib 3.2 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days; Avutometinib monotherapy: Avutometinib 4.0 mg PO 2x/wk 21/28 days **Expansion Phase – Final sample size to be adjusted based on adaptive design KRAS mt (n=16) KRAS wt (n=16) Primary Endpoint: Objective Response Rate (blinded independent review) Evaluation of ORR in Combination Arm: 1) In KRAS mt patients 2) All patients (KRAS mt & wt) Avutometinib Mono KRAS mt (n=16) KRAS wt (n=16) KRAS mt (n=36) KRAS wt (n=36) KRAS mt ( Total n =36) KRAS wt ( Total n =36) Recurrent LGSOC Prior chemotherapy Measurable disease (RECIST 1.1) Prior MEKi allowed Combination Arm: x Target Enrollment Reached (N=72) Expanded Enrollment Ongoing n +20 n +20 n +20 n +20 RAMP 201 (ENGOTov60/GOG3052): Registration - Directed Phase 2 Trial of Avutometinib Defactinib in Patients with Recurrent LGSOC Part A Selection Phase* Part B Expansion Phase** Avutometinib + Defactinib Expanded Enrollment +40 pts KRAS mt KRAS wt n +40** Part C Expansion Phase (Non - randomized)

RAMP 201 ASCO 2023 Update

10 Updated Data from Part A of RAMP 201 “These results demonstrate avutometinib in combination with defactinib can deliver high response rates for patients with recu rre nt LGSOC with a promising safety profile to date. It is particularly encouraging to see extensive tumor shrinkage in women who have had sever al treatment lines, including prior MEK inhibitors. These latest findings suggest the combination may offer a new treatment option for women with th is hard - to - treat cancer, and we are hopeful it will become the new standard of care.” – Dr. Susana Banerjee, MBBS, MA PhD, FRCP, global and lead investigator of the study, Consultant Medical Oncologist at The Royal Marsden NHS Foundation Trust and Team Leader in Women’s Cancers at The Institute o f C ancer Research, London ASCO 2023 data Avutometinib + Defactinib Total (n=29) ORR, % (n) 45% (13) 95% CI: (26%, 64%) KRAS mt 60% (9/15) KRAS wt 29% (4/14) Tumor shrinkage , % (n) 86% (25) Median Time to Response 5.5 months (range 1.6 - 14.7 months) Relative Dose Intensity 83% ± 20% • 29 patients were evaluable for efficacy with a minimum follow - up of 12 months and 13 (45%) patients remain on study treatment • P atients were heavily pretreated with a median of 4 prior systemic regimens (up to 11) • 3 out of 4 patients who received prior MEK inhibitors responded to the combination • Median duration of response and median progression free survival have not been reached • Safety and tolerability continued to be favorable and consistent with previously reported data • The discontinuation rate due to ≥ 1 adverse event was12% in the combination overall to date (4.9% due to elevated blood CPK) • Finalizing the design of a randomized confirmatory trial with the FDA, which is planned to begin in the second half of 2023 Reference: Banerjee et al., ASCO June 2023

11 Recent LGSOC Trials with Standard of Care Highlight High Unmet Need in Recurrent LGSOC Trial Median Number of Prior lines of Therapy Prior MEK Allowed Prior Bevaciz umab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate Due to AEs GOG 281 1 2 (1 - 10) No * Low % Standard of Care 6% ^ 95% CI: (3%, 12%) INV 7.2 (5.6 - 9.9) 13% Trametinib 26% ^ 95% CI: (19%, 35% ) INV 13.0 (9.9 - 15.0) 36% MILO 2 2 (1 - 8) No * Low % Standard of Care 13% 95% CI: (7%, 21%) BICR 10.6 (9.2 to 14.5) 17% Binimetinib 16% 95% CI: (11%, 22%) BICR 9.1 (7.3 - 11.3) 31% 1 Study GOG 281 trial Gershenson et al., Lancet 2022 2 MILO Study Monk et al., J Clin Oncol 2020. * Low historical use of bevacizumab during trial conduct. % not reported MILO: no more than 3 lines of prior chemotherapy INV = Investigator BICR = Blinded independent central review PFS = Progression free survival CI = confidence interval SoC = Standard of Care GOG 281: (chemotherapy / endocrine therapy) PLD (liposomal doxorubicin), paclitaxel, topotecan, letrozole or tamoxifen MILO: (chemotherapy only) PLD (liposomal doxorubicin), paclitaxel or topotecan

12 Current Trials with Combination of Avutometinib and Defactinib Consistent Overall Response Rate of ~45% Trial Median Number of Prior lines of Therapy Prior MEK Allowed Prior Bevaciz umab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate Due to AEs FRAME 1 3 Yes 12 % Avutometinib + Defactinib 46% ^ 95% CI: (26%, 67%) INV 23 (11 - NR) 4% RAMP 201 Part A (ASCO 2023 data ) 2 4 Yes 65% Avutometinib + Defactinib 45% 95% CI: (26%, 64%) 52%* BICR Not Yet Reached 10%** INV = Investigator BICR = Blinded independent central review PFS = Progression free survival 1 Banerjee et al., ESMO Sept 2021 2 Banerjee et al., ASCO June 2023 * Confirmed + Unconfirmed Objectives responses **12% discontinuation in all combination pts (Part A + B (n=81): 4.9% due to elevated blood CPK)

13 RAMP 201 (Part A) Interim Analysis - Blinded ICR N=29 Go Forward Regimen: Combination of Avutometinib and Defactinib Initial Data from RAMP 201 Trial Reinforce Findings from FRAME Trial Reference: Banerjee et al., ESMO Sept 2021 FRAME Investigator Assessment N=24 F R A 1 0 1 0 0 7 F R A 1 0 1 0 1 4 F R A 1 0 1 0 4 2 F R A 1 0 1 0 1 2 F R A 1 0 3 0 0 3 F R A 1 0 1 0 3 2 F R A 1 0 3 0 0 2 F R A 1 0 1 0 3 8 F R A 1 0 2 0 1 8 F R A 1 0 1 0 1 5 F R A 1 0 2 0 1 0 F R A 1 0 1 0 1 9 F R A 1 0 1 0 2 4 F R A 1 0 1 0 2 8 F R A 1 0 1 0 3 9 F R A 1 0 1 0 2 5 F R A 1 0 1 0 3 7 F R A 1 0 3 0 0 1 F R A 1 0 1 0 3 5 F R A 1 0 1 0 3 3 F R A 1 0 4 0 0 1 F R A 1 0 1 0 0 9 F R A 1 0 1 0 0 1 F R A 1 0 1 0 0 2 -80 -60 -40 -20 0 20 B e s t R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) Best response by RECIST * * * * * * * * * * * * * KRAS mutant KRAS wild-type * Still on treatment KRAS undocumented ASCO 2023 data -80 -60 -40 -20 0 20 B e s t R e s p o n s e ( % C h a n g e F r o m B a s e l i n e ) KRAS wild-type KRAS mutant * Still on Treatment * * * * * * * * * * * * * +117.7% -100%

14 Avutometinib + Defactinib (n=81) Any Grade Grade ≥3 Nausea, n (%) 50 (61.7) 0 Diarrhea, n (%) 40 (49.4) 3 (3.7) Blood CPK increased, n (%) 39 (48.1) 15 (18.5) Oedema peripheral, n (%) 34 (42.0) 1 (1.2) Vomiting, n (%) 30 (37.0) 0 Vision blurred, n (%) 29 (35.8) 0 Dermatitis acneiform, n (%) 28 (34.6) 2 (2.5) Fatigue, n (%) 27 (33.3) 3 (3.7) Rash, n (%) 25 (30.9) 2 (2.5) Dry skin, n (%) 18 (22.2) 0 Anemia, n (%) 14 (17.3) 3 (3.7) RAMP 201: Safety and Tolerability Profile of Avutometinib + Defactinib No New Safety Signals; Few Discontinuation s Due to Adverse Events Most Common Treatment - Related Adverse Events (>20%) in All Treated Patients • Majority of adverse events are mild to moderate and manageable/reversible 1 • Few discontinuations due to adverse events (12.3% in combo due to ≥ 1 TEAE 4.9% due to elevated blood CPK*) * No association to date with clinically significant toxicities, including rhabdomyolysis ASCO 2023 data Reference: Banerjee et al., ASCO June 2023; 1 J Clin Oncol 41, 2023 ( suppl 16; abstr 5515)

15 Plan to File for Accelerated Approval based on Completed RAMP 201 and FRAME Study Results • Target enrollment for primary analysis (n=72) in combination has been achieved • Plan to file for accelerated approval based on the totality of the data from the RAMP 201 and FRAME studies • Continued enrollment in RAMP 201 combination arm only is planned to expand clinical experience in anticipation of initiation of a confirmatory study • The Company will provide an update after agreement with the FDA on the confirmatory study • The Company is planning a RAMP 201 presentation at ASCO 2023 • Combination of avutometinib with defactinib selected as go forward treatment regimen • Combination development continues in all recurrent LGSOC, regardless of KRAS status • Encouraging efficacy results include independently confirmed responses • No new safety signals; few discontinuations due to adverse events Next Steps Update

16 Comprehensive approach to establish more complete blockade of RAS pathway & resistance pathways Indication Incidence/ Prevalence Regimen Setting Gynecologic Cancers LGSOC Avutometinib + defactinib Relapsed Refractory molecularly profiled LGSOC Gynecologic Basket* Avutometinib + defactinib Recurrent RAS Pathway - driven (RAS/RAF/NF1) endometrioid cancer, mucinous ovarian cancer, high - grade serous ovarian cancer or cervical cancer NSCLC Adenocarcinoma KRAS G12C Avutometinib + sotorasib Recurrent KRAS G12C with prior KRAS G12C inhibitor(i) treatment or KRAS G12Ci naïve Avutometinib + adagrasib Recurrent KRAS G12C with prior KRAS G12Ci treatment that progressed BRAF mt Avutometinib + defactinib Recurrent BRAF V600E & non - V600E mutant NSCLC Pancreatic PDAC Avutometinib + defactinib + gemcitabine/nab - paclitaxel Previously untreated (front - line) metastatic pancreatic ductal adenocarcinoma (PDAC) CRC KRAS mt* Avutometinib + cetuximab Recurrent metastatic KRAS mt Breast Cancer ER+* Avutometinib + abemaciclib + fulvestrant Recurrent ER+/HER2 - breast cancer following progression on CDK4/6i + aromatase inhibitor Melanoma BRAF V600E* Avutometinib + pembrolizumab Recurrent BRAF V600E/K or NRAS (Phase 1 only) mutant Melanoma following progression on prior anti - PD1 therapy 1 References : Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Cli n Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low - Grade serous ovarian can cer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low - Grade Serous Ovarian Cancer: Current Treatment Paradigms and Futur e Directions; Curr Treat Options Oncology; 2018; Globocan 2020; 2 Pakkala and Ramalingam JCI Insight 2018)  ; 3 Cancer Statistics 2020, Siegel et. al. CA Cancer J Clin 2020;70:7 - 30  ; 4 Cancer Statistics 2020, Siegel et. al. CA Cancer J Clin 2020;70:7 - 30 5 CbioPortal; 6 Uterine cancer is one of the leading gynecologic neoplastic disorders in the US, of which over 80% are endometrioid adenocarc ino mas (EA); 7 Endometrioid OC (EnOC) accounts for approximately 10% of all OC, with the majority of cases diagnosed as low grade, early stage disease with excellent clinic al; 8 Mucinous ovarian cancer: 3 - 11% of ovarian cancer (Hada et al., 2021); 9 90% of Ovarian Cancer is Epithelial Ovarian Cancer (https://www.cancer.org/content/dam/cancer - org/research/cancer - facts - and - statistics/annual - cancer - facts - and - figures/2018/cancer - facts - and - figures - 2018.pdf); 10 HGSOC the most common type of ovarian cancer, accounting for approximately 75% of epithelial ovarian cancers. (https://ocrahope.org/news/high - grade - serous - carcinoma/#:~:text=High%2Dgrade%20serous%20carcinoma%20is,unless%20another%20type%2 0is%20specified.) Incidence 4 : 58K 98% Incidence 2,3 : 114K Incidence 2,3 : 114K 13% Prevalence 1 : 6K Incidence 5 : 148K 45% Incidence 4 : 108K 54% Incidence 5 : 279K 22.5% 4.5% Incidence 6 - 10 : 85K *IST

17 Broad Development Opportunities Across Multiple RAS/MAPK Pathway - Driven Cancers Avutometinib High Priority Registration Indication Registration - Directed Trial Initiated in 4Q20 LGSOC 1,2 (RAMP 201) - Target enrollment reached Key Signal Finding Avutometinib + G12Ci in KRAS G12C NSCLC 2 (RAMP 203 - sotorasib) & (RAMP 204 - adagrasib) Avutometinib + defactinib in BRAF mt (V600E & non - V600E) NSCLC 1,2 (RAMP 202) Avutometinib + defactinib and gemcitabine/nab - paclitaxel in first line pancreatic cancer (RAMP 205) 2 Avutometinib + defactinib in RAS/RAF/NF1 mt gynecological cancers 1,2 Avutometinib + cetuximab in KRAS mt CRC 2 Avutometinib + abemaciclib and fulvestrant in ER+ breast cancer 2 Avutometinib + pembrolizumab in BRAF V600E melanoma 2 Rational Combinations KRAS inhibitors 2 (G12Ci & G12Di) Anti - EGFR 2 Everolimus 1,2 CDK4/6 inhibitor 2 Anti - PD - 1 1,2 Chemotherapy 2 RAS Pathway Dependent Cancers Gynecological 1,2 NSCLC 1,2 Colorectal 1,2 Melanoma 1,2 Pancreatic 2 Thyroid 1,2 Biomarker Selection KRAS mt 1,2 BRAF mt (V600 & non - V600) 1,2 NRAS mt 1,2 CRAF mt/fusions 2 1 Supported by clinical data 2 Supported by preclinical data

18 INDICATION REGIMEN STUDY NAME PRECLINICAL PHASE 1 PHASE 2 PHASE 3 CLINICAL COLLABORATION WITH LGSOC 1 Avutometinib + defactinib RAMP 201 R/R LGSOC Avutometinib + defactinib IST - FRAME Gynecological Cancers (RAS Pathway - driven) 2 Avutometinib + defactinib IST Mesonephric 2 Avutometinib + defactinib IST R/R NSCLC (BRAF mt) Avutometinib + defactinib RAMP 202 R/R NSCLC (KRAS G12C) Avutometinib + sotorasib RAMP 203 R/R NSCLC (KRAS G12C) Avutometinib + adagrasib RAMP 204 Pancreatic Ductal Adenocarcinoma Avutometinib + gemcitabine/nab - paclitaxel + defactinib RAMP 205 R/R NSCLC (KRAS mt) Avutometinib + everolimus (mTORi) IST R/R Colorectal Cancer (KRAS mt) Avutometinib + cetuximab (EGFRi) IST ER+ Breast Cancer Avutometinib + abemaciclib + fulvestrant IST BRAF V600E Melanoma 2 Avutometinib + pembrolizumab IST Robust Clinical Program: Avutometinib in multiple combinations across RAS/MAPK pathway - driven tumors 1 FDA Breakthrough Therapy Designation 2 Imminent initiation Registration - directed trial: accelerated approval cohort fully enrolled

19 Key Financial Statistics Cash, cash equivalents & investments $111.2M GAAP Operating Expenses $15.7M Non - GAAP Operating Expenses* $17.8M Shares Outstanding 16.7M** As of and for the quarter ended March 31, 2023 • Oxford Finance LLC Credit Facility • Up to $150M available in a series of term loans • $40M term loans outstanding as of March 2023. • Remaining $110M available upon achievement of pre - defined milestones or at lender’s discretion • Floating interest rate, subject to a floor and a cap; 5% final payment charge, and loan subject to 1 - 3% early payment fee • Interest only payments through April 2025 • No financial covenants • Secura Bio, Inc. (Secura) Asset Purchase Agreement – COPIKTRA • Regulatory and commercial milestone payments up to $95M • Entitled to receive 50% of royalties, milestones, and sublicensee revenue payments made to Secura related to COPIKTRA • Low double - digit royalties on annual net sales over $100M in US, EU, and UK Sources of Non - Dilutive Capital * Q1 2023 GAAP operating expenses - $15.71M plus change in FV of preferred stock tranche liability of $3.43 minus Q1 2023 stock compensation of $1.31M = $17.83M Q1 2023 non - GAAP operating expenses. **Adjusted for Reverse Split which was effective May 31, 2023. Excludes Series A Preferred (0.8M Shares on as - converted basis) and Series B Preferred (4.2M Shares on as - converted basis).

Avutometinib RAF/MEK Clamp Program Overview

21 Avutometinib is a Unique Small Molecule RAF/MEK Clamp Avutometinib (RAF/MEK Clamp) Mirdametinib (MEKi) Avutometinib inhibits MEK, BRAF & CRAF by trapping these molecules in inactive complexes MEK inhibitors paradoxically induce MEK phosphorylation (pMEK) by relieving ERK - dependent feedback inhibition of RAF By inhibiting RAF phosphorylation of MEK, avutometinib has advantage of not inducing pMEK Avutometinib inhibits ERK signaling more completely; may confer enhanced therapeutic activity References : Ishii et al., Cancer Res , 2013; Lito et al., Cancer Cell , 2014 RTK Growth factors Avutometinib RAS RAF MEK ERK Tumor Growth Avutometinib conc. (µmol/L) Avutometinib conc. (µmol/L) % Inhibition % Inhibition

22 Avutometinib is a Unique RAF/MEK Clamp which Induces Inactive Complexes of MEK with ARAF, BRAF & CRAF Contrasting mechanism of action vs. trametinib Deborah Morrison unpublished RTK RAS RAF MEK ERK Tumor Growth Growth factors + Avutometinib Improved ERK blockade Feedback reactivation is blocked; Sustained inhibition Formation of inactive RAF/MEK complex to block ARAF, BRAF & CRAF signaling DMSO Tram Avuto DMSO Tram Avuto RTK RAS RAF MEK ERK Tumor Growth KSR Growth factors + Trametinib Feedback reactivation of RAF maintains pMEK; Adaptive resistance Reference: Coma et al., AACR 2022

23 Avutometinib Inhibits Cell Proliferation Across Multiple RAS/MAPK Pathway Alterations and Multiple Solid Tumor Histologies Reference: Pachter RAS - Targeted Drug Development Summit 2022; 3D proliferation assay S W 1 4 6 3 M I A P A C A 2 H 3 5 8 H 1 3 7 3 S W 8 3 7 H 2 1 2 2 H 2 0 3 0 S W 1 5 7 3 H P A C A S P C 1 H P A F I I S N U - C 2 B L S 5 1 3 L S 1 8 0 S K L U 1 A 4 2 7 S N U - C 2 A H 4 4 1 S W 4 0 3 S K - C O - 1 S W 6 2 0 P A N C 0 3 2 7 H 2 2 9 1 S N G - M S W 4 8 0 H 2 4 4 4 C A P A N 2 C F P A C 1 P S N 1 K P 2 H U P - T 3 H 2 0 0 9 H 1 5 7 3 S W 1 1 1 6 A 5 4 9 L S 1 2 3 N C I - H 7 4 7 H C T 1 1 6 D L D - 1 T 8 4 H C T - 1 5 C a l u - 6 H T - 2 9 W M - 2 6 6 - 4 S W 1 4 1 7 A - 3 7 5 C 3 2 S K - M E L - 5 I G R - 1 C o l o - 2 0 5 A 2 0 5 8 H S 8 5 2 . T R K O N C I - H 2 0 8 7 R L 9 5 - 2 N C I - H 2 0 8 7 G A K S K - M E L - 2 H E C - 1 5 1 H 1 5 7 3 D L D - 1 H S 9 4 0 . T H 1 3 7 3 H M C B H C T 1 1 6 R K O S W 4 8 A N 3 C A R L 9 5 - 2 L S 5 1 3 5 6 3 7 0.01 0.1 1 10 Avutometinib IC50 (3D proliferation assay) A v u t o m e t i n i b I C 5 0 ( M ) KRAS G12V KRAS G12D BRAF V600EKRAS G12C Indication NSCLC Panc CRC Indication:MAPK pathway lateration: MelanomaNF1 mt NRAS mt KRAS G12R BRAF class 2 mt KRAS G12C KRAS G12D KRAS G12V Other KRAS mt BRAF mt NRAS mt ARAF mt RAF1 mt Endometrial Bladder NF1 mt KRAS G12S KRAS G13D KRAS Q61K KRAS G12A ERK2 mt Other mt

24 Optimized Dosing Schedule Defined: Favorable Tolerability Profile with Novel Intermittent Dosing Regimen Avutometinib monotherapy Daily at MTD N=6 28 - day cycle RP2D Avutometinib monotherapy 4mg twice weekly N=26 28 - day cycle RP2D (Avutometinib 3.2mg twice weekly + defactinib 200mg twice daily) N=38 21 days of 28 - day cycle Treatment Related Adverse Event Grade ≥3 Grade ≥3 Grade ≥3 Rash 3 (50%) 5 (19%) 2 (5%) CK elevation (Creatine phosphokinase) 1 (17%) 2 (8%) 2 (5%) 1 Chenard - Poirier, et al . ASCO 2017 References: Banerji, Q4 2020 report; Data on file RP2D: recommended phase 2 dosing Summary of Adverse Events Grade ≥ 3 Occurring in ≥ 5% of patients

25 Avutometinib Patent Exclusivity Composition of Matter Method of Making Sept 2032 Dosing Protocol May 2038 Combination w/ Defactinib 2041 - 2042 if issued Feb 2027 + 5 yrs (PTE) = 2032 Sept 2040 Methods of Treating PTE 2041 - 2042 if issued Combinations

Avutometinib Defactinib in Low - Grade Serous Ovarian Cancer

27 LGSOC is a Unique RAS Pathway - Driven Cancer with a High Unmet Need LGSOC is a type of ovarian cancer that disproportionately affects younger women Patients often experience significant pain and suffering from their disease over time A slow growing cancer, that has a median survival of almost 10 years, so patients remain in treatment for a long time (10 - yr prevalence ~80,000 worldwide, ~6,000 US) Most prior research has focused on high grade serous ovarian cancer (HGSOC). However, LGSOC is clinically, histologically and molecularly unique from HGSOC with limited treatments available 1,000 to 2,000 patients in the U.S. and 15,000 to 30,000 worldwide diagnosed with LGSOC each year ~30% of LGSOC Patients Have KRAS mt ~70% of LGSOC Shows RAS Pathway - Associated mts References: AACR Project GENIE Cohort v9.0 - public and Verastem unpublished analysis References: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Can cer , Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low - Grade serous ovarian cancer: State of the Science ; Gynecol Oncol; 2020. Grisham, Iyer, Low - Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Malpica et al., Am J. Surg Pathol 2007 KRAS mutant , 30% NRAS, BRAF, ARAF mutant , 20% Other RAS - associated gene mutations , 20% Non - RAS - associated , 30%

28 Low - Grade and High - Grade Serous Ovarian Cancer Are Different Diseases Variable LGSOC HGSOC Nuclear atypia Uniform round to oval with little variation +++ Marked variation Mitotic Index <12 mitoses per 10 hpf >12 mitoses per 10 hpf Chromatin and variation in size of nucleus Little Marked (nuclear size ratio ≥3) Mutation KRAS ++ BRAF + ER/PR +++ P53 +++ BRCA1/2 + Precursor Serous borderline tumor Tubal intraepithelial neoplasia LGSOC HGSOC Reference: Malpica et al., Am J. Surg Pathol 2007

29 Recurrent LGSOC: High Medical Need No Approved Treatment Options – Limited Benefit from Available Therapies References: 1 NCCN guidelines v1.2023 No Category 1 recommendations (high - level evidence). Category 2a (lower - level evidence with uniform NCCN consensus) unless otherwise indicated f: There is no standard sequencing of drugs for recurrent disease. Considerations include prior therapies, disease burden, relative efficacy, and relative toxicity profile. t: An aromatase inhibitor (i.e., letrozole, anastrozole, exemestane) is preferred if not used previously. Fulvestrant, tamoxifen, or leuprolide acetate is recommended if an aromatase inhibitor was given previously. Recurrent Low - Grade Ovarian Cancer – Treatment Guidelines 1

30 Recent LGSOC Trials Highlight High Unmet Need Trial Number of Prior Systemic Therapies Median (range) Prior MEK allowed Prior Bevacizumab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate due to AEs GOG 281 1 2 (1 - 10) No * Low % SoC (n=130) 6% 95% CI: (3%, 12%) INV 7.2 (5.6 - 9.9) 13% Trametinib (n=130) 26% 95% CI: (19%, 35%) INV 13.0 (9.9 - 15.0) 36% MILO 2 2 (1 - 8) No * Low % SoC (n=101) 13% 95% CI: (7%, 21%) BICR 10.6 (9.2 - 14.5) 17% Binimetinib 2 (n=198) 16% 95% CI: (11%, 22%) BICR 9.1 (7.3 - 11.3) 31% 1 Study GOG 281 trial Gershenson et al., Lancet 2022 2 MILO Study Monk et al., J Clin Oncol 2020. SoC = Standard of Care (endocrine / chemotherapy) INV = Investigator BICR = Blinded independent central review PFS = Progression free survival CI = confidence interval NR = Not reached * Low historical use of bevacizumab during trial conduct. % not reported MILO: no more than 3 lines of prior chemotherapy

31 FRAME Study: Solid Foundation for the Development of Avutometinib in Combination with Defactinib in Recurrent LGSOC (n=24) Reference: Banerjee et al., ESMO Sept 2021 Data cut off April 2021 MEKi: MEK inhibitor Bev: Bevacizumab PFS: Progression free survival NR: Not reached • Overall response rate (ORR) = 46% (11 confirmed PRs/24) o KRAS mutant ORR = 64% (7 confirmed PRs/11) o KRAS wild - type ORR = 44% (4 confirmed PRs/9) o KRAS status undetermined (1 unconfirmed PR/4) • Response too early to determine for 2 pts on study for 5 months • Median 3 lines of Prior Treatment (Prior MEKi 10 pts, Prior Bev 4 pts) • Responses in patients previously treated with MEKi • 54% (13/24) patients still on treatment • 1 patient discontinuing for adverse events as of April 2021 • Median PFS 23 months (95% CI 10.6 - NR) across all LGSOC 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 -70 -60 -50 -40 -30 -20 -10 0 10 20 Response by RECIST Time (cycles) R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) FRA101001 - KRAS G12V FRA101002 - KRAS G12A FRA101009 - KRAS G12D FRA101012 - KRAS WT FRA101007 - KRAS WT FRA101014 - KRAS G12D FRA101015 - KRAS WT FRA101019 - KRAS G12D FRA101024 - KRAS WT FRA101025 - KRAS WT FRA102010 - KRAS WT FRA101028 - undocumented FRA101032 - KRAS D33E, I24N FRA101033 - KRAS G12D FRA101035 - KRAS G12D FRA101037 - KRAS WT FRA101038 - KRAS WT Continuing on treatment FRA101039 - KRAS WT FRA103001 - KRAS G12V FRA104001- KRAS D57-T58ins FRA103002 - undocumented FRA101042 - KRAS G12D FRA103003 - KRAS WT FRA102018 - KRAS WT F R A 1 0 1 0 0 7 F R A 1 0 1 0 1 4 F R A 1 0 1 0 4 2 F R A 1 0 1 0 1 2 F R A 1 0 3 0 0 3 F R A 1 0 1 0 3 2 F R A 1 0 3 0 0 2 F R A 1 0 1 0 3 8 F R A 1 0 2 0 1 8 F R A 1 0 1 0 1 5 F R A 1 0 2 0 1 0 F R A 1 0 1 0 1 9 F R A 1 0 1 0 2 4 F R A 1 0 1 0 2 8 F R A 1 0 1 0 3 9 F R A 1 0 1 0 2 5 F R A 1 0 1 0 3 7 F R A 1 0 3 0 0 1 F R A 1 0 1 0 3 5 F R A 1 0 1 0 3 3 F R A 1 0 4 0 0 1 F R A 1 0 1 0 0 9 F R A 1 0 1 0 0 1 F R A 1 0 1 0 0 2 -80 -70 -60 -50 -40 -30 -20 -10 0 10 B e s t R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) U n d o c u m e n t e d K R A S w t K R A S w t K R A S G 1 2 D K R A S w t K R A S D 3 3 E , I 2 4 N U n d o c u m e n t e d Prior MEK inhibitor * * K R A S G 1 2 A K R A S G 1 2 V K R A S G 1 2 D K R A S G 1 2 V * K R A S w t K R A S G 1 2 D Confirmed partial response Unconfirmed partial response K R A S w t K R A S w t * * Best response by RECIST K R A S w t K R A S G 1 2 D K R A S w t K R A S w t K R A S G 1 2 D K R A S D 5 7 - T 5 8 i n s * * * * * * Still on treatment * K R A S G 1 2 D U n d o c u m e n t e d * * U n d o c u m e n t e d Stable disease F R A 1 0 1 0 0 7 F R A 1 0 1 0 1 4 F R A 1 0 1 0 4 2 F R A 1 0 1 0 1 2 F R A 1 0 3 0 0 3 F R A 1 0 1 0 3 2 F R A 1 0 3 0 0 2 F R A 1 0 1 0 3 8 F R A 1 0 2 0 1 8 F R A 1 0 1 0 1 5 F R A 1 0 2 0 1 0 F R A 1 0 1 0 1 9 F R A 1 0 1 0 2 4 F R A 1 0 1 0 2 8 F R A 1 0 1 0 3 9 F R A 1 0 1 0 2 5 F R A 1 0 1 0 3 7 F R A 1 0 3 0 0 1 F R A 1 0 1 0 3 5 F R A 1 0 1 0 3 3 F R A 1 0 4 0 0 1 F R A 1 0 1 0 0 9 F R A 1 0 1 0 0 1 F R A 1 0 1 0 0 2 -80 -70 -60 -50 -40 -30 -20 -10 0 10 B e s t R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) U n d o c u m e n t e d K R A S w t K R A S w t K R A S G 1 2 D K R A S w t K R A S D 3 3 E , I 2 4 N U n d o c u m e n t e d Prior MEK inhibitor * * K R A S G 1 2 A K R A S G 1 2 V K R A S G 1 2 D K R A S G 1 2 V * K R A S w t K R A S G 1 2 D Confirmed partial response Unconfirmed partial response K R A S w t K R A S w t * * Best response by RECIST K R A S w t K R A S G 1 2 D K R A S w t K R A S w t K R A S G 1 2 D K R A S D 5 7 - T 5 8 i n s * * * * * * Still on treatment * K R A S G 1 2 D U n d o c u m e n t e d * * U n d o c u m e n t e d Stable disease

32 Avutometinib Mono N=72 (incl Part A + B) Avutometinib + Defactinib N=72 (incl Part A+B) Avutometinib + Defactinib *Dosing: Avutometinib + Defactinib combo: Avutometinib 3.2 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days; Avutometinib monotherapy: Avutometinib 4.0 mg PO 2x/wk 21/28 days **Expansion Phase – Final sample size to be adjusted based on adaptive design KRAS mt (n=16) KRAS wt (n=16) Primary Endpoint: Objective Response Rate (blinded independent review) Evaluation of ORR in Combination Arm: 1) In KRAS mt patients 2) All patients (KRAS mt & wt) Avutometinib Mono KRAS mt (n=16) KRAS wt (n=16) KRAS mt (n=36) KRAS wt (n=36) KRAS mt ( Total n =36) KRAS wt ( Total n =36) Recurrent LGSOC Prior chemotherapy Measurable disease (RECIST 1.1) Prior MEKi allowed Combination Arm: x Target Enrollment Reached (N=72) Expanded Enrollment Ongoing n +20 n +20 n +20 n +20 RAMP 201 (ENGOTov60/GOG3052): Registration - Directed Phase 2 Trial of Avutometinib Defactinib in Patients with Recurrent LGSOC Part A Selection Phase* Part B Expansion Phase** Avutometinib + Defactinib Expanded Enrollment +40 pts KRAS mt KRAS wt n +40** Part C Expansion Phase (Non - randomized)

RAMP 201 ASCO 2023 Update

34 Updated Data from Part A of RAMP 201 “These results demonstrate avutometinib in combination with defactinib can deliver high response rates for patients with recu rre nt LGSOC with a promising safety profile to date. It is particularly encouraging to see extensive tumor shrinkage in women who have had sever al treatment lines, including prior MEK inhibitors. These latest findings suggest the combination may offer a new treatment option for women with th is hard - to - treat cancer, and we are hopeful it will become the new standard of care.” – Dr. Susana Banerjee, MBBS, MA PhD, FRCP, global and lead investigator of the study, Consultant Medical Oncologist at The Royal Marsden NHS Foundation Trust and Team Leader in Women’s Cancers at The Institute o f C ancer Research, London ASCO 2023 data Avutometinib + Defactinib Total (n=29) ORR, % (n) 45% (13) 95% CI: (26%, 64%) KRAS mt 60% (9/15) KRAS wt 29% (4/14) Tumor shrinkage , % (n) 86% (25) Median Time to Response 5.5 months (range 1.6 - 14.7 months) Relative Dose Intensity 83% ± 20% • 29 patients were evaluable for efficacy with a minimum follow - up of 12 months and 13 (45%) patients remain on study treatment • P atients were heavily pretreated with a median of 4 prior systemic regimens (up to 11) • 3 out of 4 patients who received prior MEK inhibitors responded to the combination • Median duration of response and median progression free survival have not been reached • Safety and tolerability continued to be favorable and consistent with previously reported data • The discontinuation rate due to ≥ 1 adverse event was12% in the combination overall to date (4.9% due to elevated blood CPK) • Finalizing the design of a randomized confirmatory trial with the FDA, which is planned to begin in the second half of 2023

35 Recent LGSOC Trials with Standard of Care Highlight High Unmet Need in Recurrent LGSOC Trial Median Number of Prior lines of Therapy Prior MEK Allowed Prior Bevaciz umab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate Due to AEs GOG 281 1 2 (1 - 10) No * Low % Standard of Care 6% ^ 95% CI: (3%, 12%) INV 7.2 (5.6 - 9.9) 13% Trametinib 26% ^ 95% CI: (19%, 35% ) INV 13.0 (9.9 - 15.0) 36% MILO 2 2 (1 - 8) No * Low % Standard of Care 13% 95% CI: (7%, 21%) BICR 10.6 (9.2 to 14.5) 17% Binimetinib 16% 95% CI: (11%, 22%) BICR 9.1 (7.3 - 11.3) 31% 1 Study GOG 281 trial Gershenson et al., Lancet 2022 2 MILO Study Monk et al., J Clin Oncol 2020. * Low historical use of bevacizumab during trial conduct. % not reported MILO: no more than 3 lines of prior chemotherapy INV = Investigator BICR = Blinded independent central review PFS = Progression free survival CI = confidence interval SoC = Standard of Care GOG 281: (chemotherapy / endocrine therapy) PLD (liposomal doxorubicin), paclitaxel, topotecan, letrozole or tamoxifen MILO: (chemotherapy only) PLD (liposomal doxorubicin), paclitaxel or topotecan

36 Current Trials with Combination of Avutometinib and Defactinib Consistent Overall Response Rate of ~45% Trial Median Number of Prior lines of Therapy Prior MEK Allowed Prior Bevaciz umab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate Due to AEs FRAME 1 3 Yes 12 % Avutometinib + Defactinib 46% ^ 95% CI: (26%, 67%) INV 23 (11 - NR) 4% RAMP 201 Part A (ASCO 2023 data ) 2 4 Yes 65% Avutometinib + Defactinib 45% 95% CI: (26%, 64%) 52%* BICR Not Yet Reached 10%** INV = Investigator BICR = Blinded independent central review PFS = Progression free survival 1 Banerjee et al., ESMO Sept 2021 2 Banerjee et al., ASCO June 2023 * Confirmed + Unconfirmed Objectives responses **12% discontinuation in all combination pts (Part A + B (n=81): 4.9% due to elevated blood CPK)

37 RAMP 201 Part A: Heavily Pre - Treated Patient Population Prior Platinum - Based Chemotherapy, Endocrine Therapy, Bevacizumab in Most Patients; Prior MEK Inhibitor Therapy was Permitted Avutometinib Monotherapy Avutometinib + Defactinib KRAS mt (n=16) KRAS wt (n=17) Total (n=33) KRAS mt (n=16) KRAS wt (n=15) Total (n=31) Age (yrs), median (min, max) 58 (27, 72) 48 (27, 74) 51 (27, 74) 61 (29, 71) 50 (30, 74) 55 (29, 74) ECOG PS, n (%) 0 8 (50) 15 (88) 23 (70) 11 (69) 9 (60) 20 (65) 1 8 (50) 2 (12) 10 (30) 5 (31) 6 (40) 11 (35) Number of Prior Systemic Regimens, median (min, max) 4 (1, 10) 3 (1, 9) 3 (1, 10) 4 (1, 8) 5 (2, 11) 4 (1, 11) Prior platinum - based chemotherapy, n (%) 15 (94) 17 (100) 32 (97) 16 (100) 15 (100) 31 (100) Prior MEK inhibitor therapy, n (%) 5 (31) 5 (29) 10 (30) 2 (13) 2 (13) 4 (13) Prior Bevacizumab, n (%) 8 (50) 8 (47) 16 (48) 7 (44) 13 (87) 20 (64) Prior Hormonal therapy, n (%) 11 (69) 13 (76) 24 (73) 15 (94) 13 (87) 28 (90) ASCO 2023 data

38 RAMP 201 Part A: Evaluable Patient Population * Positive ORR Confirmed by Blinded Independent Central Review (BICR) Support Avutometinib + Defactinib as Go Forward Regimen in LGSOC - Regardless of KRAS Status Avutometinib Avutometinib + Defactinib KRAS mt (n=15) KRAS wt (n=15) Total (n=30) KRAS mt (n=15) KRAS wt (n=14) Total (n=29) Confirmed ORR, n (%) 2 (13) 1 (6) 3 (10) 95% CI (2%, 24%) 9 (60) 4 (29) 13 (45) 95% CI (26%, 64%) CR, n (%) 1 (7) 0 1 (3) 0 0 0 PR, n (%) 1 (7) 1 (6) 2 (7) 9 ** (60) 4 (29) 13 (45) SD, n (%) 12 (80) 13 (81) 25 (83) 6 (40) 7 (50) 13 (45) Disease control rate *** , n (%) 14 (93) 14 (88) 28 (93) 15 (100) 11 (79) 26 (90) PD, n (%) 1 (7) 2 (13) 3 (10) 0 3 (21) 3 (10) Confirmed + unconfirmed ORR, n (%) 2 (13) 1 (6) 3 (10) 11 (73) 4 (29) 15 (52) * Evaluable for Efficacy: At least one blinded imaging assessment in 31 of 33 and 29 of 31 patients enrolled in respective trea tm ent arms ** Includes patient deepened to CR at last assessment; CR not yet conﬁrmed *** Disease control rate (SD + PR + CR) at 8 weeks. BICR, blinded independent central review; mt, mutant; ORR, objective response rate; PD, progressive disease; PR, partial response; SD, stable disease; wt, wild type ASCO 2023 data

39 Go Forward Regimen: Combination of Avutometinib and Defactinib High Disease Control Rate + Tumor Reduction in Recurrent LGSOC Part A (Evaluable for Efficacy *) Confirmed ORR: 45% Confirmed/Unconfirmed ORR: 52% Disease Control Rate (SD+PR): 90% Patients still on study treatment: 45% Minimum follow - up: 12 months RAMP 201 (Part A) N=29 Evaluable for Efficacy * * Evaluable for Efficacy: At least one blinded imaging assessment ASCO 2023 data -80 -60 -40 -20 0 20 B e s t R e s p o n s e ( % C h a n g e F r o m B a s e l i n e ) KRAS wild-type KRAS mutant * Still on Treatment * * * * * * * * * * * * * +117.7% -100%

40 RAMP 201 (Part A) Interim Analysis - Blinded ICR N=29 Go Forward Regimen: Combination of Avutometinib and Defactinib Initial Data from RAMP 201 Trial Reinforce Findings from FRAME Trial Reference: Banerjee et al., ESMO Sept 2021 FRAME Investigator Assessment N=24 F R A 1 0 1 0 0 7 F R A 1 0 1 0 1 4 F R A 1 0 1 0 4 2 F R A 1 0 1 0 1 2 F R A 1 0 3 0 0 3 F R A 1 0 1 0 3 2 F R A 1 0 3 0 0 2 F R A 1 0 1 0 3 8 F R A 1 0 2 0 1 8 F R A 1 0 1 0 1 5 F R A 1 0 2 0 1 0 F R A 1 0 1 0 1 9 F R A 1 0 1 0 2 4 F R A 1 0 1 0 2 8 F R A 1 0 1 0 3 9 F R A 1 0 1 0 2 5 F R A 1 0 1 0 3 7 F R A 1 0 3 0 0 1 F R A 1 0 1 0 3 5 F R A 1 0 1 0 3 3 F R A 1 0 4 0 0 1 F R A 1 0 1 0 0 9 F R A 1 0 1 0 0 1 F R A 1 0 1 0 0 2 -80 -60 -40 -20 0 20 B e s t R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) Best response by RECIST * * * * * * * * * * * * * KRAS mutant KRAS wild-type * Still on treatment KRAS undocumented ASCO 2023 data -80 -60 -40 -20 0 20 B e s t R e s p o n s e ( % C h a n g e F r o m B a s e l i n e ) KRAS wild-type KRAS mutant * Still on Treatment * * * * * * * * * * * * * +117.7% -100%

41 Avutometinib + Defactinib (n=81) Any Grade Grade ≥3 Nausea, n (%) 50 (61.7) 0 Diarrhea, n (%) 40 (49.4) 3 (3.7) Blood CPK increased, n (%) 39 (48.1) 15 (18.5) Oedema peripheral, n (%) 34 (42.0) 1 (1.2) Vomiting, n (%) 30 (37.0) 0 Vision blurred, n (%) 29 (35.8) 0 Dermatitis acneiform, n (%) 28 (34.6) 2 (2.5) Fatigue, n (%) 27 (33.3) 3 (3.7) Rash, n (%) 25 (30.9) 2 (2.5) Dry skin, n (%) 18 (22.2) 0 Anemia, n (%) 14 (17.3) 3 (3.7) RAMP 201: Safety and Tolerability Profile of Avutometinib + Defactinib No New Safety Signals; Few Discontinuation s Due to Adverse Events Most Common Treatment - Related Adverse Events (>20%) in All Treated Patients • Majority of adverse events are mild to moderate and manageable/reversible 1 • Few discontinuations due to adverse events (12.3% in combo due to ≥ 1 TEAE 4.9% due to elevated blood CPK*) * No association to date with clinically significant toxicities, including rhabdomyolysis ASCO 2023 data Reference: Banerjee et al., ASCO June 2023; 1 J Clin Oncol 41, 2023 ( suppl 16; abstr 5515)

42 Plan to File for Accelerated Approval based on Completed RAMP 201 and FRAME Study Results • Target enrollment for primary analysis (n=72) in combination has been achieved • Plan to file for accelerated approval based on the totality of the data from the RAMP 201 and FRAME studies • Continued enrollment in RAMP 201 combination arm only is planned to expand clinical experience in anticipation of initiation of a confirmatory study • The Company will provide an update after agreement with the FDA on the confirmatory study • The Company is planning a RAMP 201 presentation at ASCO 2023 • Combination of avutometinib with defactinib selected as go forward treatment regimen • Combination development continues in all recurrent LGSOC, regardless of KRAS status • Encouraging efficacy results include independently confirmed responses • No new safety signals; few discontinuations due to adverse events Next Steps Update January 2023 data

43 RAMP 201 Part A Interim Data Support Meaningful Market Potential for All Recurrent LGSOC Regardless of KRAS Status with Long Duration of Therapy NSCLC KRAS G12C 3 Pancreatic Cancer 3 LGSOC 3 Endometrioid Cancer 3 Metastatic uveal melanoma 3 ~6K patients US 1 ~80K patients WW 1 Patient - months of Therapy Per Year 2 (across all 2L+ patients) 1 References : Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Cli n Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low - Grade serous ovarian cancer: State of the S cience; Gynecol Oncol; 2020. Grisham, Iyer, Low - Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Glo bocan 2020 2 Patient - months of Therapy metric calculated by multiplying relevant incidence/prevalence rate times estimated duration of thera py; represents US market opportunity only; patient population estimates from Globocan 2020, American Cancer Society 2021, AACR Genie Cohort V9.0 public, and scientific pub lications. Duration of therapy estimates from clinical studies and clinician experience. Patient - months on therapy is for 2 nd - line+ patients 3 NSCLC KRAS G12C 2 nd line patients (incidence); Pancreatic RAS/RAF mutant 2 nd - line patients (incidence); LGSOC KRAS mutant and wild - type patients (prevalence); Endometrioid RAS/RAF mutant 2 nd - line patients (incidence); Uveal melanoma RAS/RAF mutant 2nd - line patients (incidence) Prevalence - 50,000 100,000 150,000 ~ 4K ~ 2K KRAS wild type KRAS mutation

RAS Pathway - Driven Cancers and Rational Avutometinib Combinations

45 High Unmet Needs in Additional RAS/MAPK Pathway - Driven Cancers NSCLC Incidence 3,5 : 114K Colorectal Incidence 5 : 148K Pancreatic Incidence 5 : 58K Uterine Endometrioid Incidence 4,5 : 59K Melanoma Incidence 5 : 108K Multiple Myeloma Incidence 5 : 32K Melanoma Incidence 5 : 108K Colorectal Incidence 7 : 148K Papillary Thyroid Incidence 5,6 : 42K Incidence References: 1 Reference for RAS mt frequencies – Cox et al. Nature Reviews 13: 828, 2014; 2 Reference for BRAF mt frequencies – Turski et al. Mol Cancer Ther 15: 533, 2016 3 50% of NSCLC is adenocarcinoma (Pakkala and Ramalingam JCI Insight 2018 )  ; 4 90% of all uterine cancers are of the endometrial type (ACS)  ; 5 Cancer Statistics 2020, Siegel et. al. CA Cancer J Clin 2020;70:7 - 30  ; 6 8 out of 10 thyroid cancers are of the papillary type (ACS) 7 CbioPortal References: McCormick F Clin Cancer Res 15April2015; 6 Adderley H et al. EBioMedicine 01Mar2019; Papke B et al. Science 17Mar2017; Ryan M et al. Nature Reviews Clinical Oncology 01Oct2018; NIH cancer.gov/research/key - initiatives/ras KRAS - mutant Cancers 1 31% 45% 98% 21% NRAS - mutant Cancers 1 28% BRAF - mutant Cancers 2 60% 10% 30 – 80% 20% Challenges with conventional approaches Modest progress; limited number of approved therapies Single agent therapies (e.g., MEK inhibitors) associated with resistance Tolerable combination regimens with MEK inhibitors have been challenging Approved RAS inhibitors address only a minority of all RAS mutated cancers (KRAS G12C) Breadth of potential opportunity 30% of all human cancers are driven by mutations of the RAS family of genes 6 Established prognostic significance Patients with mutations of the RAS family have an overall worse prognosis NSCLC Incidence 3,7 : 194K 4.5%

46 Vertical Blockade: Establishing Avutometinib as the Backbone of Therapy for RAS/MAPK Pathway - Driven Tumors ▪ Current Challenges • Blocking any single target in the pathway is insufficient for maximum depth and duration of anti - tumor efficacy • e.g. SHP2i, KRAS - G12Ci, KRAS - G12Di, RAFi, MEKi, ERKi • Vertical blockade concept is now well established • Necessary to block more than 1 target in the pathway • Many of these agents (e.g. SHP2i, MEKi) have poor tolerability as monotherapy and in combination ▪ Solutions offered by Avutometinib • Vertical blockade (RAF and MEK blockade) in a single drug • Potential best - in - class tolerability with recommended twice weekly dosing regimen • Should enable tolerable combinations • Compelling synergy data (preclinical) for avutometinib combinations (e.g. with KRAS G12C inhibitors) supporting clinical combinations • Ongoing clinical combination studies with G12Ci (sotorasib, adagrasib), anti - EGFR (cetuximab) RTK Growth factors EGFRi G12Ci G12Di RAFi MEKi ERKi Avutometinib SHP2i SOS1i RAS RAF MEK ERK Tumor Growth References: 1 Chen, Mol Cancer Res 2018; 2 Banerji, BTOG Dublin, Jan 23, 2019

47 Parallel Pathway Inhibition: Establishing Avutometinib as the Backbone of Therapy for RAS/MAPK Pathway - Driven Tumors ▪ Current Challenges • Blocking RAS pathway can be circumvented through parallel pathways • e.g. PI3K/AKT/mTOR, FAK, RhoA, YAP • Combinations of MEKi + AKTi have shown poor tolerability ▪ Solutions offered with Avutometinib • Promising tolerability and early clinical data with twice weekly avutometinib opens up intermittent dosing options for combinations • Compelling preclinical synergy data with avutometinib in combination with several key anti - cancer agents (e.g. FAKi, mTORi) • RP2D established for avutometinib + FAKi (defactinib) and for avutometinib + mTORi (everolimus) with twice weekly regimen β α Integrin FAK Extracellular Matrix P PI3K AKTi mTORi FAKi SRC AKT RTK Growth factors G12Ci G12Di RAFi MEKi ERKi Avuto RAS RAF MEK ERK SHP2i SOS1i Tumor Growth EGFRi RhoA, YAP, etc. mTOR References: 1 Chen, Mol Cancer Res 2018; 2 Banerji, BTOG Dublin, Jan 23, 2019

48 Preclinical Synergy of Avutometinib in Combination with Promising Agents for Clinical Investigation H 2 1 2 2 S W 8 3 7 H 1 3 7 3 S W 1 5 7 3 H 3 5 8 H 2 0 3 0 M I A P A C A 2 0 10 20 30 40 50 VS-6766 + AMG 510 C o m b i n e d S y n e r g y S c o r e NSCLC Panc Synergy Antagonism Indication CRC Avutometinib + G12Ci (sotorasib) H 2 1 2 2 S W 8 3 7 S W 1 5 7 3 H 3 5 8 M I A P A C A 2 H 1 3 7 3 0 10 20 30 40 50 VS-6766 + MRTX849 C o m b i n e d S y n e r g y S c o r e NSCLC PDAC Synergy Antagonism Indication CRC Avutometinib + G12Ci (adagrasib) Avutometinib + mTORi (everolimus) Vertical RAS/MAPK Pathway Inhibition Parallel Pathway Inhibition K P 4 P a n c 0 4 . 0 3 P a n c 0 8 . 1 3 A s P C - 1 H P A F - I I H P A C L S 1 8 0 L S 5 1 3 S N U - C 2 B S N U - C 2 A G p 2 D A 4 2 7 S K - L U - 1 0 20 40 60 VS-6766 + MRTX1133 C o m b i n e d S y n e r g y S c o r e Indication NSCLC CRC Synergy Antagonism Indication Panc Avutometinib + SHP2i (RMC - 4550) Avutometinib + SOS1i (BI - 3406) Avutometinib + CDK4/6i (palbociclib) Avutometinib + pan - HERi (afatinib) Avutometinib + G12Di (MRTX1133)

Avutometinib Combinations in Non - Small Cell Lung Cancer

50 High Unmet Need in Refractory KRAS & BRAF mt NSCLC Adenocarcinoma Advanced or Metastatic NSCL Cancer Recommend Histologic and Molecular Subtyping 5 Appropriate targeted agent Chemotherapy Docetaxel Gemcitabine Pemetrexed Prior PD - (L)1 No Prior PD - (L)1 PD - (L)1 Chemo PD - (L)1 PD - (L)1 single agent or PD - (L)1 + chemo Chemotherapy or clinical trials EGFR/ALK/ROS1/BRAF/ KRAS G12C (targeted) Non - targeted PD - (L)1 1% Non - Targeted PD - (L)1 1% ▪ SOC in recurrent disease is chemotherapy ▪ Pre - PD - (L)1 era, chemotherapy response rate ~10% in recurrent disease; 12w PFS of 30 – 45% Recurrence Recurrence Verastem Clinical Trials: • RAMP 203: Avutometinib + sotorasib in KRAS G12C NSCLC • RAMP 204: Avutometinib + adagrasib in KRAS G12C NSCLC • RAMP 202: Avutometinib + defactinib in BRAF V600E and non - V600E NSCLC NSCLC Adenocarcinoma 3 0 5 10 15 % of Patients KRAS Mutation BRAF Mutation US Annual Incidence 7,8 : 114K WW Annual Incidence 1,2 : 882K References: 1 Globocan, 2020 2 https://www.ncbi.nlm.nih.gov/books/NBK519578/ 3 TCGA PanCancer Atlas (cBioPortal analysis) 4 www.thelancet.com Vol 389 January 21, 2017 5 Adapted from NCCN Non - small cell lung cancer guidelines Version 3.2020 6 Clinical Cancer Research DOI 10.1158/1078 - 0432.CCR - 18 - 2062 7 50% of NSCLC is adenocarcinoma (Pakkala and Ramalingam JCI Insight 2018)  8 Cancer Statistics 2020, Siegel et. al. CA Cancer J Clin 2020;70:7 - 30 KRAS Mutations Represent 25% of Lung Cancer Adenocarcinoma & BRAF Mutations Represent 4% (EGFR 17%, ALK 7%) 4,6 BRAF V600E BRAF non - V600E

51 0 10 20 30 0 500 1000 1500 2000 Tumor growth Days after first dose T u m o r v o l u m e ( m m 3 + / - S E M ) vehicle sotorasib sotorasib + avutometinib sotorasib + avutometinib + FAKi avutometinib trametinib **** **** **** Preclinical Synergy of Avutometinib + G12C Inhibitors in KRAS G12C Models Synergy of avutometinib + G12C inhibitors across G12C mutant NSCLC, CRC & Pancreatic cancer cell lines Doses Tested Sotorasib: 30 mg/kg PO QD Avutometinib: 0.3 mg/kg PO QD FAKi: 50 mg/kg PO BID Trametinib: 0.3 mg/kg PO QD Avutometinib & FAKi potentiate sotorasib efficacy in KRAS G12C NSCLC in vivo; Tumor regression in all mice with triple combination Avutometinib + sotorasib yields deeper and more sustained inhibition of ERK signaling pathway H2122 KRAS G12C NSCLC Sotorasib Avutometinib 4h 48h p - ERK Actin Total ERK ND: not determined - - + - - + + + - - + - - + + + H2122 KRAS G12C NSCLC Concentrations Tested Sotorasib: 100 nM Avutometinib: 100 nM Reference: Coma et al., AACR 2021 Combined Synergy Score Cell line Indication Sensitivity to G12C inhibitors Avutometinib + sotorasib Avutometinib + adagrasib H2122 NSCLC Moderately sensitive 44.7 44.6 H1373 NSCLC Sensitive 10.0 3.4 SW1573 NSCLC Insensitive 8.6 12.0 H358 NSCLC Sensitive 6.9 5.4 H2030 NSCLC Moderately sensitive 5.1 ND SW837 CRC Sensitive 16.1 18.5 MIAPACA2 Panc Sensitive 2.3 5.3 -100 0 100 200 300 400 Response at Day 10 R e s p o n s e @ D a y 1 0 ( % c h a n g e f r o m b a s e l i n e ) Vehicle VS-6766 0.3mg/kg QD AMG 510 30mg/kg QD VS-6766 + AMG 510 VS-4718 50mg/kg BID VS-6766 + VS-4718 AMG 510 + VS-4718 VS-6766 + AMG 510 + VS-4718 Trametinib 0.3mg/kg QD Trametinib + AMG 510 v e h i c l e t r a m e t i n i b 10 PR a v u t o m e t i n i b F A K i s o t o r a s i b s o t o r a s i b + t r a m e t i n i b s o t o r a s i b + a v u t o m e t i n i b s o t o r a s i b + F A K i V S - 6 7 6 6 + F A K i s o t o r a s i b + a v u t o m e t i n i b + F A K i -30 20 1 SD 2 SD 1 SD 1 SD 1 SD 1 PR 8 SD 2 PR 4 SD 3 PR 2 SD 4 PR

52 Acquired Resistance Mechanisms to KRAS G12Ci Treatment in Patients Further Support Combination of KRAS G12Ci with Avutometinib Summary of Putative Mechanisms of Acquired Resistance to Adagrasib Treatment • Mechanisms of acquired resistance to KRAS G12Ci adagrasib treatment in patients recently reported 1,2 • The main resistance alterations occurred in • RTK mts or amplifications • KRAS mts or amplification • NRAS mt • BRAF V600E, BRAF or CRAF fusions • MAP2K1 (MEK1) mt/deletion • Avutometinib has shown activity against these KRAS, NRAS, BRAF and CRAF modifications Reference: Andrew Aguirre, unpublished References: 1 Awad MM et al., N Engl J Med 2021; 384: 2382 - 93; 2 Tanaka et al., Cancer Discov 2021;11:1 – 10 IC50 (nM) Cell Line Sotorasib Adagrasib Avutometinib G12C 29 3 14 G12D 435 382 7 G12C/R68S 157 85 13 G12C/H95D 11 235 10 G12C/Y96C 438 216 4 1 - 30 nM 30 - 150 nM 150 - 500 nM

53 Patients must have a KRAS G12C mutation determined using validated test Treatment with at least 1 but no more than 3 prior systemic regimens, for Stage 3B - C or 4 NSCLC* Patient may have previously received adjuvant chemotherapy for earlier - stage disease Measurable disease according to RECIST 1.1 ECOG performance status ≤ 1 RAMP 203: Phase 1/2 Trial of Avutometinib + LUMAKRAS TM (Sotorasib) in KRAS G12C Advanced NSCLC RP2D Selected* Part A: Dose Evaluation (3+3 DLT Assessment) Part B: Dose Expansion at RP2D (Primary endpoint ORR) Cohort 1 Patients without Prior KRAS G12C Inhibitor Treatment Stage 1 : ~20 patients Stage 2 : expand Avutometinib + Sotorasib Dose Finding Cohorts (n=3 - 6) Cohort 2 Patients who Progressed on KRAS G12C Inhibitor Treatment Stage 1 : ~20 patients Stage 2 : expand Collaboration with Amgen *may include patients with or without prior G12C therapy * Recommended Phase 2 Dose (RP2D): 4mg a vutometinib/960mg sotorasib NCT05074810 Abbreviations: DLT = dose - limiting toxicity; n = number of patients; ORR = overall response rate; RP2D = recommended phase 2 dose Now enrolling expansion phase Completed enrollment

54 RAMP 204: Phase 1/2 Trial of Avutometinib + KRAZATI TM (Adagrasib) in KRAS G12C Advanced NSCLC Patients must have a KRAS G12C mutation determined using validated test Treatment with at least 1 but no more than 3 prior systemic regimens, for Stage 3B - C or 4 NSCLC Patient must have received prior therapy with a KRAS G12C inhibitor and experience progressive disease Measurable disease according to RECIST 1.1 ECOG performance status ≤ 1 Part A: Dose Evaluation (3+3 DLT Assessment) Part B: Dose Expansion (Primary endpoint ORR) Stage 1: 19 patients (including Part A patients) treated with RP2D Stage 2: expand to 55 patients RP2D Selection Avutometinib + Adagrasib Dose Finding Cohorts (n=3 - 6) Collaboration with Mirati Therapeutics NCT05375994 Abbreviations: DLT = dose - limiting toxicity; n = number of patients; ORR = overall response rate; RP2D = recommended phase 2 dose

55 RAMP 202: Phase 2 Trial of Avutometinib + Defactinib in BRAF mt NSCLC References: 1 Avutometinib 3.2 mg PO 2x/wk (21/28 days) + Defactinib 200 mg PO BID (21/28 days) Patients with Advanced NSCLC 1 - 2 prior regimens 1 prior platinum - containing chemo Prior CPI unless contraindicated Measurable disease (RECIST 1.1) Appropriate approved therapy for other relevant mutations No prior KRAS - specific targeted therapy No prior MEKi, (except for BRAF V600E) No untreated CNS metastases ECOG OS 0 - 1 Avutometinib + Defactinib 1 BRAF V600E n=15 Avutometinib + Defactinib 1 BRAF non - V600E n=15 BRAF Mutant Mutation - specific cohort analyses for ORR Expansion TBD based on results of analysis Initial Phase Analysis NCT04620330

Additional Avutometinib Combinations for Pancreatic, Colorectal and Melanoma

57 Preclinical Synergy of Avutometinib/FAK Inhibition + Chemotherapy in a KRAS/p53 pancreatic cancer mouse model x The combination of avutometinib + FAKi induces tumor growth inhibition and increases survival but does not induce tumor regression x Addition of chemo (gemcitabine + paclitaxel) to avutometinib/FAKi induces tumor regression -100 0 100 200 300 400 500 % c h a n g e i n t u m o r v o l u m e 1-14 days Collaboration with David DeNardo, Washington University; unpublished vehicle avutometinib/FAKi gemcitabine/paclitaxel avutometinib/FAKi + gemcitabine/paclitaxel

58 RAMP 205: Phase 1/2 Trial of Avutometinib/Defactinib + GEMZAR TM (Gemcitabine)/ABRAXANE TM (Nab - paclitaxel) in Front Line Metastatic Pancreatic Cancer Patients with confirmed metastatic pancreatic ductal adenocarcinoma Eligible for treatment in the first - line setting with standard gemcitabine and nab - paclitaxel Prior adjuvant or neoadjuvant chemotherapy, radiotherapy or surgery is permitted if the last intervention/ dose was ≥ 12 months prior to the diagnosis of metastatic disease Measurable disease according to RECIST 1.1 ECOG performance status ≤ 1 RP2D Selection Part A: Dose Evaluation (3+3 DLT Assessment) Part B: Dose Expansion at RP2D (Primary endpoint ORR) Patients with PDAC KRAS G12D KRAS G12V KRAS G12R Others Treated with RP2D Stage 1: 17 patients If ≥4 responders, then Stage 2: expand to 29 patients Avutometinib + Defactinib + Gemcitabine + Nab - paclitaxel Dose Finding Cohorts (n=3 - 6) Collaboration with PanCAN NCT05669482 Abbreviations: DLT = dose - limiting toxicity; n = number of patients; ORR = overall response rate; RP2D = recommended phase 2 dose

59 Combination of Avutometinib with anti - EGFR mAb Induces Tumor Regression in a KRAS mt Colorectal PDX Model • Avutometinib + anti - EGFR (panitumumab) induces tumor regression in a KRAS mutant CRC patient - derived xenograft model • G12Ci + anti - EGFR (sotorasib + panitumumab and adagrasib + cetuximab) have shown partial responses in KRAS G12C CRC (Fakih et al. ESMO 2021; Weiss et al. ESMO 2021) • These data support the ongoing clinical evaluation of avutometinib + cetuximab (anti - EGFR) for treatment of KRAS mt CRC (NCT05200442) vehicle avutometinib panitumumab (anti - EGFR) panitumumab + avutometinib Collaboration with Marwan Fakih, City of Hope Pachter, RAS Development Summit, 2021

60 Combination of Avutometinib + FAK Inhibition with Checkpoint Inhibitor Induces Tumor Regression in an IO - resistant BRAF V600E melanoma model • Avutometinib + IO (anti - PD - 1 + anti - CTLA - 4) induces tumor regression in an IO - resistant syngeneic BRAF V600E melanoma model (YUMM 1.7) • FAK inhibition deepens and sustains avutometinib - induced tumor regression • These data support the imminent clinical evaluation of avutometinib + pembrolizumab (anti - PD - 1) for treatment of BRAF V600E melanoma Collaboration with Silvio Gutkind, UCSD; unpublished vehicle IO (anti - PD - 1 + anti - CTLA - 4) IO + avutometinib IO + avutometinib + FAKi

61 Avutometinib Development in Multiple Combinations Across RAS Pathway - Driven Tumors with Potential Early Read - Outs in 2H 2023 Indication Study KRAS G12C NSCLC RAMP 203: Avutometinib/Sotorasib combo KRAS G12C NSCLC RAMP 204: Avutometinib/Adagrasib combo Pancreatic RAMP 205: Avutometinib/Gem/Abraxane/Defactinib combo KRAS mt NSCLC Avutometinib/Everolimus combo* KRAS mt CRC Avutometinib/Cetuximab combo* ER+ Breast Avutometinib/Abemaciclib/fulvestrant combo* RAS/RAF/NF1 Gynecological Avutometinib/Defactinib combo* BRAF V600E Melanoma Avutometinib/Pembrolizumab combo* Confidential. © Verastem Inc. 2022 *Investigator Sponsored Trials

62 Experienced Senior Management Team Brian Stuglik Chief Executive Officer Cathy Carew Chief Organizational Effectiveness Officer Louis Denis, M.D. Chief Medical Officer Principal – HR Collaborative Ironwood, ActiveBiotics, Dynogen, Tufts Health Plan CMO, Asana BioSciences Boehringer - Ingelheim, Pfizer Global VP & Chief Marketing Officer – Lilly Oncology Founding Member – Proventus Health Solutions Daniel Paterson President and Chief Operating Officer Jonathan Pachter, Ph.D. Chief Scientific Officer CEO – The DNA Repair Co. (now On - Q - ity) PharMetrics (now IMS), Axion Head of Cancer Biology – OSI (now Astellas) Schering - Plough Hagop Youssoufian, MSc, M.D. Head of Medical Strategy CMO, BIND Therapeutics, EVP, Progenics, CMO & EVP, Ziopharm Oncology, SVP, Imclone

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